UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03872

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: February 29, 2016

Item 1. Report to Shareholders

Tax-Free Short-Intermediate Fund	February 29, 2016

The views and opinions in this report were current as of February 29, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds strongly outperformed taxable bonds in the 12-month period ended February 29, 2016, with the Barclays Municipal Bond Index returning 3.95% versus 1.50% for the Barclays U.S. Aggregate Bond Index. In fact, munis were one of the best-performing asset classes over the last year, as global equities and other higher-risk assets fell sharply in response to China’s economic deceleration and tumbling commodity prices. Money market yields remained very low over the last year, but they increased toward the end of 2015 as the Federal Reserve raised the overnight federal funds target rate in December for the first time in nine years. Shorter-term municipal bond yields also rose in anticipation of a Fed rate hike, but intermediate- and long-term yields declined. Longer-maturity municipals outperformed shorter-maturity issues, and lower-quality investment-grade munis generally outperformed higher-quality bonds. The T. Rowe Price Tax-Free Funds mostly performed in line with or better than their benchmarks, and their longer-term relative performance remained favorable.

ECONOMY AND INTEREST RATES

The U.S. economy expanded at a relatively soft annualized rate of 1.0% in the fourth quarter of 2015, according to the most recent estimates, but the underlying trend of moderate U.S. economic growth seems to remain in place. Jobs growth was solid throughout 2015, averaging more than 200,000 per month, and the national unemployment rate fell to 4.9% in February, its lowest level in eight years. Falling domestic oil production and the strong U.S. dollar have weighed on the manufacturing sector, but weakness in the natural resources and manufacturing segments has not spilled over to the broader economy.

Although broad measures of inflation have been very low due to declining oil and other commodity prices—which is a plus for consumers and many businesses—Fed officials decided to raise short-term interest rates on December 16 because of labor market improvement and their confidence that inflation will return to 2% over the medium term. The new fed funds target rate range is 0.25% to 0.50%; the range had been 0.00% to 0.25% since December 2008. While core inflation (which excludes food and energy costs) is beginning to turn higher, we believe subsequent interest rate increases will be very gradual, as the Fed will likely watch the effects of each rate increase for several months before deciding to act again.

Short-term Treasury and municipal yields increased over the last year, which is not unusual in advance of Fed tightening. Intermediate-term Treasury and muni yields declined, resulting in flatter yield curves in both markets. The 30-year Treasury bond yield was virtually unchanged over the last year, whereas high-quality 30-year muni bond yields declined, resulting in price appreciation that contributed to muni outperformance. With 30-year muni yields above 30-year Treasury yields at the end of our reporting period, long-term municipal bonds remain an attractive option for longer-term, income-oriented investors.

As an illustration of their relative attractiveness, on February 29, 2016, the 2.80% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 107% of the 2.61% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 4.95% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Total municipal bond issuance in 2015 was about $398 billion, according to The Bond Buyer, while issuance in the first two months of 2016 was roughly $55 billion. Limited supply and strong demand during the second half of the reporting period created a strong technical environment and bolstered the muni market, even in the face of the Federal Reserve’s December rate hike. While refunding debt rose significantly in the first half of our fiscal year as muni issuers took advantage of low borrowing costs to refinance older, higher-cost debt, year-over-year issuance declined throughout the second half of our reporting period. As for demand, a slow but steady pace of muni market outflows in the first half of our fiscal year reversed and turned into a strong pace of inflows in the second half. Overall, flows into municipal bond funds for the last 12 months were positive.

Generally, fundamentals for municipal issuers remain solid. The overwhelming number of issuers in the $3.7 trillion municipal bond market are acting responsibly—raising revenues, reducing expenses, balancing budgets, and taking steps to address long-term liability issues. Most state and local governments have been very cautious about adding to indebtedness since the financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will price in higher pension risks over time, as the magnitude of unfunded liabilities becomes more conspicuous.

The Commonwealth of Puerto Rico, which experienced its first official default when it failed to make the full payment due on its Public Finance Corporation bonds at the beginning of August, remained in the headlines in the last six months. Puerto Rico defaulted on approximately $37 million of the roughly $1 billion in debt payments due on January 1, 2016. The default had little impact on the broader muni market, as Governor Alejandro García Padilla had warned that another default was coming in the absence of help from Washington. Near the end of our reporting period, the governor signed the Revitalization Act, which will allow the Puerto Rico Electric Power Authority (PREPA) to restructure nearly $9 billion of its debt. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

In terms of sector performance, revenue bonds outperformed state and local GOs over the last year. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, transportation and water/sewer were two of the best-performing segments. Resource recovery, leasing, and housing bonds lagged the broader market but still posted positive results. High yield tobacco bonds performed extremely well, outpacing the broad muni market by a wide margin.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND

The fund returned 0.02% during the past six months and 0.02% for the fiscal year ended February 29, 2016, compared with 0.01% and 0.02%, respectively, for the Lipper Tax-Exempt Money Market Funds Index. Yields for money market investors remain near 0.00% despite the Fed’s 25-basis-point rate increase in December.

While longer-maturity (6- to 12-month) money market yields have moved somewhat higher, rates in the front end of the yield curve—where the fund must do the bulk of its investing—remain in the low single digits. Overnight and seven-day yields were unchanged at 0.01% and 0.02%, respectively. Yields on 6- to 12-month maturities moved higher by about 17 basis points over the reporting period to 0.40%.

While expectations for the future path of interest rates should influence money market yields, the dominant factor suppressing tax-exempt yields remains persistently low supply. As we have noted in previous shareholder letters, historically low interest rates have encouraged many municipal issuers to borrow for longer periods to lock in currently favorable financing costs, leading to less short-term issuance to offset maturing debt. As a result, variable rate demand note (VRDN) supply ended 2015 at $178 billion, down 21% from the prior year and 68.6% lower than the 2007 high of $565 billion. The resulting imbalance between supply and demand has led to an environment in which total municipal money market assets under management ($244 billion) now greatly exceed VRDN supply outstanding, a condition last seen in the 1980s.

Further contributing to the ongoing technical imbalance, municipalities have seen their revenues increase as a result of better economic conditions over the last couple of years, reducing their need for annual short-term borrowing. Municipalities borrowed $34.5 billion to bridge their cash needs in 2015, which was the lowest level in over 15 years and 47% below the 2010 peak of $65 billion. This is good news for municipalities but bad news for money market funds because these issuers tend to be well-known, liquid names that provide diversification and supply to money market funds starved for new issuance.

Credit quality plays a large role in the management of the fund, and the portfolio’s overall credit quality remains quite strong. As a policy, we favor only the most highly rated issuers in sectors such as hospitals and education as well as some select GO issuers. Some prominent positions in the portfolio include the State of Massachusetts, Trinity Healthcare, and the University of Texas. While the Fed raised interest rates in December, we believe that the path toward rate normalization will be long and slow. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our valued shareholders. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

As we have discussed in prior shareholder letters, the Securities and Exchange Commission (SEC) enacted rules that will change the way money funds are managed, and these changes become fully effective in October 2016. These rule changes will differentiate between types of money funds (prime versus government funds, for example) as well as classes of shareholders (individual versus institutional investors).

T. Rowe Price has been carefully considering these SEC rule changes and their implications and is crafting solutions designed to minimize the impacts on our money fund shareholders. As such, we will introduce changes to our money fund lineup in 2016. While most modifications will have little effect on the majority of shareholders, some will be more noticeable, such as changes to some funds’ investment strategies or the suitability of a given fund for certain classes of investors.

As for the Tax-Exempt Money Fund, we are not making any changes to the fund’s investment program. However, per the new SEC rules, the fund must adopt the ability—effective October 14, 2016—to implement liquidity fees or temporarily suspend redemptions (also known as “gates”) in times of severe redemption pressure on the fund. Also, because the fund will be available only to individual investors under the new rules, we will be closing the fund to new institutional accounts on July 1, 2016. Institutional investors who already have an account in the fund may continue to add to their account after July 1, 2016, but they will need to exchange into another fund or redeem their shares by September 23, 2016. We expect to provide more detailed information about these and other money fund rule-related changes within the coming months to help shareholders make informed decisions.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned 1.56% during the 12-month reporting period versus 1.46% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. (Performance is also shown in the Performance Comparison table for the Advisor Class, which has a different fee structure.) Our emphasis on revenue bonds over prerefunded debt contributed to the fund’s relative outperformance. The fund’s net asset value per share was $5.67 at the end of February, up from $5.62 six months earlier. Dividends per share contributed $0.08 to the fund’s total return during the 12-month period.

The fund’s duration shortened modestly to 2.7 years from 2.9 years over the past 12 months as we believed the market would react negatively to the Fed’s initial rate increase in December; however, the volatility in global markets and low inflation pushed off concerns about further rate hikes by the Fed. While our overall view is for higher rates eventually, it has become increasingly clear that the pace of Fed rate hikes in 2016 will be much slower than most had predicted. As for yield curve positioning, the fund’s overweight to maturities in the 7- to 10-year range contributed to relative results as longer-term municipal yields decreased over the period.

While our preference for revenue bonds over GOs remains intact as a result of our concerns about the considerable unfunded pension and OPEB liabilities that many state and local government issuers face, it has become challenging to find opportunities in revenue debt over the past couple of years in the short-to-intermediate municipal market. As a result, we increased the fund’s allocation to GOs by almost five percentage points over the 12-month period by adding exposure to states with relatively well-funded pensions, including California, Florida, Washington, and Minnesota. Our underweight to the prerefunded sector contributed to relative results over the past 12 months as the high-quality, lower-yielding sector underperformed both GOs and revenue bonds. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Within the revenue sector, health care and transportation remain the fund’s largest allocations and overweights relative to the index. We have been able to keep our health care allocation around 13%, as we found enough new hospital investments to replace bonds that matured during the reporting period. The fund’s allocation to transportation fell from 17.0% to 14.8%, reflecting the difficulty in sourcing revenue bonds within the short-to-intermediate maturity range. Security selection in the health care sector contributed to the fund’s relative performance, speaking to the strength of our fundamental credit research capabilities.

TAX-FREE INCOME FUND

The fund returned 3.42% during the 12-month period ended February 29, 2016, versus 3.21% for the Lipper peer group average, which measures the performance of competing funds. (Performance for the Advisor Class was somewhat lower, reflecting its different fee structure.) Our emphasis on revenue bonds over GOs as well as strong security selection accounted for the fund’s relative outperformance. The fund’s net asset value per share was $10.42 at the end of February, up from $10.30 six months earlier. Dividends per share contributed $0.39 to the fund’s total return during the 12-month period.

The fund’s duration declined slightly to 4.3 years as yields moved lower over the past 12 months, and it was shorter than the duration of the Barclays Municipal Bond Index. During the second half of the reporting period, the fund’s duration shortened relative to the Lipper peer group. This positioning detracted modestly from relative returns. As for yield curve positioning, we maintained an overweight relative to the benchmark in maturities of 15 years and longer to earn the additional yield available on longer-term securities. The portfolio was underweight the 3- to 10-year segment of the yield curve as a result of our outlook for rising shorter-term rates with the Fed’s initial rate hike in December.

The fund’s weighted average maturity also decreased to 15.9 years yet remained longer than that of the benchmark, reflecting our bias toward bonds with longer maturities. This was due in part to the portfolio’s increased exposure to prerefunded securities. Persistently low rates have enabled issuers to refinance older, high-cost debt at more favorable terms, creating a larger allocation to these high-quality securities in the portfolio. This exposure represents a modest addition of liquidity within the fund, which we believe is appropriate in today’s volatile rate environment and leaves us well positioned to take advantage of the possibility of rising interest rates.

There was no significant change in the fund’s credit quality profile, as we maintained an overweight in bonds rated A and lower and an underweight in high-quality AAA and AA rated debt. Our purchases over the last 12 months were concentrated in the A and BBB rating categories, where we believe that our credit research team can find investment opportunities that offer incremental risk-adjusted yield advantages. This credit quality positioning boosted relative returns as lower-quality munis outperformed higher-quality issues.

Our preference for revenue bonds over GOs remained intact as a result of our longer-term concern that many municipalities will face fiscal challenges related to unfunded pension and OPEB liabilities. During the reporting period, the revenue bonds we added to the portfolio included debt issued by New Orleans, Water & Sewer and Anne Arundel Health. Health care and transportation remain the fund’s largest sector allocations. Security selection in the health care sector made a notable contribution to the fund’s relative performance, speaking to the strength of our fundamental credit research capabilities. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund posted a return of 3.90% for the 12-month period ended February 29, 2016, versus 4.22% for our Lipper peer group. (The result for the Advisor Class, which has a different fee structure, is also shown in the Performance Comparison table.) The fund’s net asset value per share was $12.02 at the end of February, up from $11.83 six months earlier, and dividends per share contributed $0.47 to the fund’s total return during the 12-month period.

Our conservative positioning in tobacco securitization bonds detracted from relative performance over the last 12 months as the sector sharply outperformed; however, it has significantly contributed to the fund’s longer-term track record. Cigarette shipments have recently declined at a slower rate after years of precipitous drops due to “sin” taxes and successful cessation initiatives. These shipments are a key driver of payments to states under the Master Settlement Agreement struck with tobacco companies in the late 1990s. Higher levels of disposable income resulting from sharp energy price drops have also contributed to this stabilization in domestic cigarette sales. We added some exposure to the sector over the reporting period, but we remain cautiously positioned versus many peers.

We maintained considerable exposure to industrial development and pollution control revenue bonds backed by corporations. Some holdings in this sector were hurt by the precipitous drop in energy prices over the last 12 months. We reduced our holdings of bonds backed by Marathon Oil and eliminated our exposure to CONSOL Energy debt. Tax-exempt bonds backed by steel companies also struggled throughout the period. We continue to like the diversification benefits and credit metrics of many corporate borrowers from a longer-term perspective. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund benefited from its extensive holdings in the health care sector. Hospitals again posted strong financial performance, as solid reimbursement trends, healthy balance sheets, industry consolidation, and sound financial management drove further improvement in this sector’s overall credit metrics. Our holdings of Onondaga Civic Development Corporation, Saint Joseph’s Hospital Health Center bonds were upgraded sharply following the issuer’s acquisition by a higher-rated health system. We maintained an overweight position in life care revenue bonds, which are issued for continuing care retirement communities, versus many peers. The creditworthiness of well-conceived retirement communities has improved in recent years, and the demographics of an aging population bolster the longer-term prospects for the segment. Our position in Oklahoma County Financial Authority, Epworth Villa debt bounced back during the period.

We still favor essential service revenue bonds in the transportation sector. Issuers such as airports and toll roads generate steady, predictable operating cash flow for the benefit of bondholders, often with little direct competition. Two of our holdings in Indiana (Ohio River Bridges and I-69 Development Partners) outpaced the market during the reporting period as those projects moved closer to completion.

We continue to avoid GOs, as we expect risk premiums in this segment of the municipal market to move higher in response to the long-term neglect of adequate pension (and OPEB) funding for employees of many state and local governments. Most Puerto Rico-related municipal debt continued to slide over the period as the market grappled with likely defaults from many borrowers in the commonwealth. Our holdings of Puerto Rico Electric Power Authority (the commonwealth’s public energy utility) bonds gained during the period after the utility’s restructuring proposal positively surprised market participants.

Medium- and lower-quality municipals performed quite well during the 12-month period versus many other fixed income markets with credit risk. While the volatile energy market has weighed on taxable high yield investors in particular, we have limited exposure to commodity prices. Although interest rates remain low and the yield spreads between munis with different levels of credit quality remain tight by historical norms, we believe that high yield municipals still offer solid relative value for taxable investors seeking income. As always, we will continue to rely heavily on our fundamental research-driven investment process to uncover the best risk-adjusted opportunities within this market.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

The Intermediate Tax-Free High Yield Fund generated a return of 3.68% for the 12-month period ended February 29, 2016, versus 4.22% for our Lipper peer group average. (The result for the Advisor Class, which has a different fee structure, is also shown in the Performance Comparison table.) The fund’s net asset value per share was $10.35 at the end of February, up from $10.15 six months earlier, and dividends per share contributed $0.26 to the fund’s total return during the 12-month period.

The fund’s duration is significantly shorter than the average duration of its Lipper peers as a result of our intermediate-term mandate. The fund’s Lipper peer group encompasses all tax-free high yield funds regardless of targeted duration or maturity. This weighed on the relative results of our intermediate-term portfolio as interest rates decreased over the 12-month period. We expect this outcome to reverse during periods of rising interest rates, when the limited term structure of our portfolio would buoy returns versus riskier competitors.

Our conservative positioning in tobacco securitization bonds also detracted from relative performance as the sector sharply outperformed. Cigarette shipments have recently declined at a slower rate after years of precipitous drops due to “sin” taxes and successful cessation initiatives. These shipments are a key driver of payments to states under the Master Settlement Agreement struck with tobacco companies in the late 1990s. Higher levels of disposable income resulting from sharp energy price drops have also contributed to this stabilization in domestic cigarette sales. We maintained allocations to tobacco bonds with short expected maturities from New Jersey and California, but our exposure to the sector is lighter than that of many peers. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We continue to favor industrial development bonds issued on a tax-exempt basis by corporations. Some holdings in this sector were hurt by the precipitous drop in energy prices over the last 12 months and detracted from relative performance. We eliminated our allocation to CONSOL Energy debt as a result of its significant exposure to fuel price volatility. The vicious repricing of risk in the commodity markets over the reporting period also hurt our U.S. Steel bonds.

On the positive side, the fund benefited from its extensive holdings in the health care sector. Hospitals again posted strong financial performance, as solid reimbursement trends, healthy balance sheets, industry consolidation, and sound financial management drove further improvement in this sector’s overall credit metrics. Our holdings of Onondaga Civic Development Corporation, Saint Joseph’s Hospital Health Center bonds were upgraded sharply following the issuer’s acquisition by a higher-rated health system. We maintained an overweight position in life care revenue bonds, which are issued for continuing care retirement communities, versus many peers. The creditworthiness of well-conceived retirement communities has improved in recent years, and the demographics of an aging population bolster the longer-term prospects for the segment. Our position in bonds from The Evergreens (New Jersey) performed well during the period. In addition, the fund’s holdings of essential service water and sewer revenue bonds fared well. Bonds issued by Detroit Water & Sewer Authority improved notably, benefiting from a Moody’s rating upgrade.

We still favor essential service revenue bonds in the transportation sector. Issuers such as airports and toll roads generate steady, predictable operating cash flow for the benefit of bondholders, often with little direct competition. Two of our holdings in Indiana (Ohio River Bridges and I-69 Development Partners) outpaced the market during the reporting period as those projects moved closer to completion.

We continue to avoid GOs, as we expect risk premiums in this segment of the municipal market to move higher in response to the long-term neglect of adequate pension (and OPEB) funding for employees of many state and local governments. Most Puerto Rico-related municipal debt continued to slide over the period as the market grappled with likely defaults from many borrowers in the commonwealth. We initiated positions in insured debt from Puerto Rico Electric Power Authority (the commonwealth’s public energy utility) and insured Puerto Rico GOs, and they performed strongly. We believe that the companies insuring these bonds (including AGM, AGC, and National Re) are well capitalized and would be able to pay the principal and interest on any missed payments by the commonwealth and its agencies.

Medium- and lower-quality municipals performed quite well during the 12-month period versus many other fixed income markets with credit risk. While the volatile energy market has weighed on taxable high yield investors in particular, we have limited exposure to commodity prices. Although interest rates remain low and the yield spreads between munis with different levels of credit quality remain tight by historical norms, we believe that high yield municipals still offer solid relative value for taxable investors seeking income. As always, we will continue to rely heavily on our fundamental research-driven investment process to uncover the best risk-adjusted opportunities within this market.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, investors should expect modest returns in 2016, perhaps just earning the coupon income offset somewhat by modest declines in principal values. If the economic recovery prompts the Fed to continue raising short-term interest rates, muni bond yields are likely to rise along with Treasury yields—although not to the same extent. While higher yields typically pressure bond prices, we expect Fed rate increases to be gradual and modest. Moreover, munis should be less susceptible to rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund and Intermediate Tax-Free High Yield Fund

March 21, 2016

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays 1–5 Year Blend (1–6 Year Maturity) Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Barclays 65% High-Grade/35% High-Yield Index: An index that tracks Barclays indexes of both investment-grade and below investment-grade municipal debt instruments.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefit (OPEB) liability: Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Short-Intermediate Fund, Tax-Free Income Fund, Tax-Free High Yield Fund, and Intermediate Tax-Free High Yield Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	Year Ended 2/29/16	2/28/15	2/28/14	2/28/13	2/29/12
NET ASSET VALUE					
Beginning of period	$ 5.66	$ 5.68	$ 5.72	$ 5.71	$ 5.54
Investment activities					
Net investment income(1)	0.08	0.08	0.09	0.10	0.12
Net realized and unrealized gain / loss	0.01	(0.02)	(0.04)	0.01	0.17
Total from investment activities	0.09	0.06	0.05	0.11	0.29
Distributions					
Net investment income	(0.08)	(0.08)	(0.09)	(0.10)	(0.12)
Net realized gain	–(2)	–(2)	–(2)	–(2)	–
Total distributions	(0.08)	(0.08)	(0.09)	(0.10)	(0.12)
NET ASSET VALUE					
End of period	**$ 5.67**	**$ 5.66**	**$ 5.68**	**$ 5.72**	**$ 5.71**

Ratios/Supplemental Data

Total return(3)	**1.56%**	**1.16%**	**0.89%**	**1.92%**	**5.25%**
Ratio of total expenses to average net assets	0.49%	0.49%	0.50%	0.49%	0.50%
Ratio of net investment income to average net assets	1.37%	1.46%	1.54%	1.69%	2.09%
Portfolio turnover rate	14.9%	18.7%	20.0%	16.8%	23.3%
Net assets, end of period (in millions)	$ 2,092	$ 2,119	$ 1,982	$ 2,012	$ 1,729

(1) Per share amounts calculated using average shares outstanding method.
(2) Amounts round to less than $0.01 per share.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 2/29/16	2/28/15	2/28/14	8/8/12 Through 2/28/13
NET ASSET VALUE				
Beginning of period	$ 5.65	$ 5.67	$ 5.71	$ 5.71
Investment activities				
Net investment income[1]	0.06[2]	0.06[2]	0.07[2]	0.03[2]
Net realized and unrealized gain / loss	0.01	(0.02)	(0.04)	0.01
Total from investment activities	0.07	0.04	0.03	0.04
Distributions				
Net investment income	(0.06)	(0.06)	(0.07)	(0.04)
Net realized gain	–[3]	–[3]	–[3]	–[3]
Total distributions	(0.06)	(0.06)	(0.07)	(0.04)
NET ASSET VALUE				
End of period	**$ 5.66**	**$ 5.65**	**$ 5.67**	**$ 5.71**

Ratios/Supplemental Data

Total return[4]	**1.20%**	**0.80%**	**0.54%**	**0.75%**
Ratio of total expenses to average net assets	0.85%[2]	0.85%[2]	0.85%[2]	0.85%[2][5]
Ratio of net investment income to average net assets	1.01%[2]	1.10%[2]	1.20%[2]	1.23%[2][5]
Portfolio turnover rate	14.9%	18.7%	20.0%	16.8%
Net assets, end of period (in thousands)	$ 6,835	$ 10,415	$ 6,179	$ 1,285

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes expenses in excess of a 0.85% contractual expense limitation in effect through 6/30/17.
(3) Amounts rounded to less than $0.01 per share.
(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 99.3%		
Alabama 0.2%		
Univ. of Alabama Board of Trustees, Birmingham Hosp. Series A, 5.00%, 9/1/16	3,400	3,476
		3,476
Arizona 1.2%		
Arizona HFA, Banner Health, Series C, VRDN, 0.01%, 1/1/46	3,000	3,000
Arizona HFA, Banner Health, Series D, 5.00%, 1/1/17	4,000	4,150
Arizona HFA, Phoenix Children's Hosp., Series A, 4.00%, 2/1/17	1,700	1,750
Arizona HFA, Phoenix Children's Hosp., Series A, 5.00%, 2/1/18	1,995	2,150
Arizona HFA, Phoenix Children's Hosp., Series A, 5.00%, 2/1/19	3,500	3,891
Arizona Transportation Board, Subordinated Highway, Series A 5.00%, 7/1/17	5,530	5,866
Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/17	3,640	3,887
		24,694
Arkansas 0.1%		
Univ. of Arkansas, Athletic Fac., Fayetteville Campus, Series A 3.00%, 9/15/17	500	518
Univ. of Arkansas, Athletic Fac., Fayetteville Campus, Series A 5.00%, 9/15/18	500	552
		1,070
California 11.4%		
Bay Area Toll Auth., Series B, 1.50%, 4/1/47 (Tender 4/2/18)	4,100	4,148
California, Economic Recovery, Series A, 5.00%, 7/1/18 (1)	8,190	9,015
California, Economic Recovery, Series A, 5.25%, 7/1/21 (Prerefunded 7/1/19) (2)	4,450	5,119
California, Economic Recovery, Unrefunded Balance, Series A 5.00%, 7/1/18 (1)	2,360	2,598
California, Economic Recovery, Unrefunded Balance, Series A 5.25%, 7/1/21 (Prerefunded 7/1/19) (2)	2,550	2,933
California, GO, 5.00%, 10/1/16	5,000	5,140

California, GO, 5.00%, 8/1/17	4,845	5,158
California, GO, 5.00%, 9/1/17	3,520	3,760
California, GO, 5.00%, 10/1/17	15,000	16,074
California, GO, 5.00%, 8/1/18	10,500	11,607
California, GO, 5.00%, 10/1/22	4,000	4,950
California, GO, 5.00%, 10/1/23	2,000	2,504
California, GO, 5.00%, 11/1/23	10,500	13,164
California, GO, 5.25%, 9/1/22	10,175	12,727
California, Various Purpose, GO, 5.00%, 10/1/17	4,500	4,822
California, Various Purpose, GO, 5.00%, 4/1/18	8,500	9,280
California, Various Purpose, GO, 5.00%, 6/1/18 (3)	1,000	1,060
California, Various Purpose, GO, 5.00%, 9/1/21	5,875	7,115
California, Various Purpose, GO, 5.00%, 4/1/22	1,185	1,450
California, Various Purpose, GO, 5.00%, 10/1/22	17,290	21,397
California Dept. of Water Resources, Power Supply, Series L 5.00%, 5/1/19	4,450	5,054
California HFA, Saint Joseph Health, Series C 5.00%, 7/1/34 (Tender 10/18/22)	5,000	6,114
California Public Works Board, Judicial Council, Series A 4.00%, 3/1/19	3,000	3,288
California Public Works Board, Judicial Council, Series A 5.00%, 3/1/20	1,000	1,159
California Statewide CDA, Kaiser Permanente, Series C 5.00%, 11/1/29 (Tender 5/1/17)	8,350	8,788
California Statewide CDA, Kaiser Permanente, Series L VRDN, 0.01%, 4/1/38	700	700
California Statewide CDA, Southern California Edison Series C, PCR, 4.25%, 11/1/33 (Tender 11/1/16) (4)	2,405	2,464
Golden State Tobacco Securitization Corp., Series A 5.00%, 6/1/20	14,970	17,463
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/18	500	551
Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/20	1,000	1,172

Los Angeles County Public Works Fin. Auth., 5.00%, 8/1/21	750	901
Los Angeles Municipal Improvement Corp., Capital Improvement, Series A, 5.00%, 3/1/16	2,500	2,501
Los Angeles Regional Airports Improvement Corp., LAXFuel 5.00%, 1/1/17 (5)	1,170	1,214
Los Angeles Regional Airports Improvement Corp., LAXFuel 5.00%, 1/1/18 (5)	310	334
Los Angeles Regional Airports Improvement Corp., LAXFuel 5.00%, 1/1/19 (5)	1,550	1,725
Los Angeles Regional Airports Improvement Corp., LAXFuel 5.00%, 1/1/20 (5)	550	630
San Buenaventura, Community Memorial Health 5.00%, 12/1/16	1,500	1,539
San Buenaventura, Community Memorial Health 5.25%, 12/1/17	1,625	1,721
San Buenaventura, Community Memorial Health 5.75%, 12/1/18	1,700	1,873
San Buenaventura, Community Memorial Health 6.00%, 12/1/19	675	770
San Francisco City & County Airports Commission, Int'l. Airport Gov't. Purpose, Series C, 5.00%, 5/1/21	2,725	3,186
San Francisco City & County Airports Commission, Int'l. Airport Gov't. Purpose, Series C, 5.00%, 5/1/22	4,800	5,607
San Francisco City & County Airports Commission, Series 32G 5.00%, 5/1/23 (4)	1,515	1,528
San Mateo County Joint Powers Fin. Auth., Maple Street 5.00%, 6/15/17	1,000	1,059
San Mateo County Joint Powers Fin. Auth., Maple Street 5.00%, 6/15/18	1,000	1,100
Univ. of California Regents, Series AK 5.00%, 5/15/48 (Tender 5/15/23)	14,000	17,347
Univ. of California Regents, Series AO, 5.00%, 5/15/19	4,000	4,549
		238,358

Florida 9.4%

Brevard County HFA, Health First, 5.00%, 4/1/18	425	459
Brevard County HFA, Health First, 5.00%, 4/1/19	750	835
Brevard County HFA, Health First, 5.00%, 4/1/20	530	606
Brevard County HFA, Health First, 5.00%, 4/1/21	1,000	1,167
Brevard County HFA, Health First, 5.00%, 4/1/23	1,650	1,973
Broward County, Water & Sewer, Series B, 5.00%, 10/1/18	1,500	1,665
Broward County Airport, Series Q1, 5.00%, 10/1/18	500	554
Broward County Airport, Series Q1, 5.00%, 10/1/19	750	857
Florida, Board of Ed., Capital Outlay, GO, Series A 5.00%, 6/1/17	10,000	10,577
Florida, Board of Ed., Capital Outlay, GO, Series A 5.00%, 6/1/19	5,000	5,691
Florida, Board of Ed., Capital Outlay, GO, Series B 5.00%, 6/1/20	5,000	5,861
Florida, Board of Ed., Capital Outlay, GO, Series C 5.00%, 6/1/17	10,935	11,566
Florida, Board of Ed., Capital Outlay, GO, Series C 5.00%, 6/1/18	11,480	12,620
Florida, Board of Ed., Capital Outlay, GO, Series C 5.00%, 6/1/22	11,250	13,783
Florida, Board of Ed., Capital Outlay, GO, Series E 5.00%, 6/1/25	7,425	9,436
Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/17 (7)	2,050	2,079
Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/17	12,505	13,262
Florida, Board of Ed., Lottery, Series B, 5.00%, 7/1/16 (7)	1,000	1,016
Florida, Board of Ed., Lottery, Series E, 5.00%, 7/1/19	10,000	11,356
Florida Dept. of Environmental Protection, Documentary Stamp Tax, 5.00%, 7/1/19	2,440	2,775
Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series A, 5.00%, 7/1/17	2,110	2,236
Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series B, 5.00%, 7/1/16	4,850	4,928

Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series B, 5.00%, 7/1/17	5,700	6,040
Florida Municipal Power Agency, All-Requirements 5.00%, 10/1/17	500	533
Florida Municipal Power Agency, All-Requirements 5.00%, 10/1/17 (6)	6,755	7,196
Florida Municipal Power Agency, All-Requirements 5.00%, 10/1/18	600	662
Florida Municipal Power Agency, All-Requirements 5.00%, 10/1/19	525	597
Florida Municipal Power Agency, All-Requirements 5.00%, 10/1/21	685	815
Florida Municipal Power Agency, All-Requirements 5.00%, 10/1/22	1,265	1,527
Florida Municipal Power Agency, All-Requirements, Series A 5.00%, 10/1/20 (8)	1,700	1,978
Florida Municipal Power Agency, All-Requirements, Series A 5.00%, 10/1/21 (8)	3,750	4,450
Jacksonville, Better Jacksonville Sales Tax, 5.00%, 10/1/17	2,000	2,138
Jacksonville Electric Auth., Saint Johns River Power, Series 23 5.00%, 10/1/17	7,620	8,154
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/16 (5)	1,250	1,284
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/18 (5)	1,810	1,995
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/19 (5)	2,525	2,863
Miami-Dade County, Aviation, Series A, 5.50%, 10/1/17	1,775	1,908
Miami-Dade County, Aviation, Series B, 5.00%, 10/1/17	3,950	4,215
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/21	2,070	2,460
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/22	1,500	1,801
Miami-Dade County Expressway Auth., Toll, Series A 5.00%, 7/1/17	650	688
Miami-Dade County Expressway Auth., Toll, Series A 5.00%, 7/1/18	1,000	1,097
Orange County, Tourist Dev. Tax, Series A, 5.00%, 10/1/17 (3)	9,165	9,799

Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/18	1,420	1,525
Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/19	1,000	1,113
Orange County HFA, Nemours Foundation, Series A 5.00%, 1/1/20	1,000	1,115
Orlando-Orange County Expressway Auth., 5.00%, 7/1/17	3,315	3,509
Orlando-Orange County Expressway Auth., Series B 5.00%, 7/1/20	2,000	2,328
Reedy Creek Improvement Dist., GO, Series A, 4.00%, 6/1/17	1,700	1,773
Reedy Creek Improvement Dist., GO, Series A, 5.00%, 6/1/18	2,500	2,735
Reedy Creek Improvement Dist., GO, Series A, 5.00%, 6/1/19	2,800	3,165
Tampa, Baycare Health, Series A, 5.00%, 11/15/25	1,500	1,775
Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center, Series A 4.00%, 9/1/17	400	419
Tampa, Cigarette Tax, H. Lee Moffitt Cancer Center, Series A 5.00%, 9/1/18	350	385
		197,344
Georgia 3.5%		
Atlanta Airport, Series B, 5.00%, 1/1/20	2,000	2,302
Atlanta Airport, Series C, 5.00%, 1/1/19	2,000	2,229
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/17	760	791
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/18	795	858
Clayton County, Urban Redev. Agency, GO, 5.00%, 2/1/19	840	937
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/16	725	748
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/17	800	857
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/19	1,150	1,312
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/20	1,375	1,583

Hawaii 0.6%		
Hawaii, GO, Series EA, 5.00%, 12/1/16	4,600	4,763
Hawaii, GO, Series EA, 5.00%, 12/1/17	3,780	4,075
Honolulu, City & County, GO, Series A, 5.00%, 11/1/17	2,965	3,186
		12,024
Illinois 2.4%		
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/22 (5)	9,000	10,535
Chicago O'Hare Int'l. Airport, Series B, 5.00%, 1/1/23	3,750	4,540
Illinois, GO, 5.00%, 7/1/19	4,000	4,394
Illinois, GO, Series A, 5.00%, 4/1/16	3,000	3,012
Illinois, Unemployment Insurance Fund, Series B 5.00%, 12/15/17	5,300	5,499
Illinois, Unemployment Insurance Fund , Series B 5.00%, 12/15/18	4,750	4,815
Illinois Fin. Auth., Ascension Health Alliance, Series E-2 5.00%, 11/15/42 (Tender 5/1/17)	2,500	2,628
Illinois Fin. Auth., Northwestern Memorial Healthcare, Series A 5.00%, 8/15/16	3,500	3,574
Illinois Fin. Auth., Palos Community Hosp., Series A 5.00%, 5/15/20 (Prerefunded 5/15/17) (2)	3,940	4,149
Illinois Fin. Auth., Palos Community Hosp., Series C 5.00%, 5/15/20	2,250	2,586
Metropolitan Pier & Exposition Auth., McCormick Place Series B, 5.00%, 12/15/20	4,500	5,078
		50,810
Indiana 1.9%		
Indiana Fin. Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.00%, 11/1/18	3,885	4,299
Indiana Fin. Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.00%, 11/1/20	2,950	3,360
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/16	4,135	4,136

Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/17	1,930	2,016
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/17	1,000	1,057
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/19	550	615
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/20	655	745
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/21	1,295	1,498
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/22	640	749
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/23	815	961
Indiana Fin. Auth., Methodist Hosp., Series A, 5.00%, 9/15/24	845	998
Indiana Fin. Auth., Ohio River Bridges, Series B 5.00%, 1/1/19 (5)	7,500	7,751
Indiana Health Fac. Fin. Auth., Ascension Health Alliance Series A8, 5.00%, 11/1/27 (Tender 7/28/16)	8,150	8,302
Jasper County Ind. Economic Dev. Auth., Northern Indiana Public Service, PCR, 5.60%, 11/1/16 (3)	3,835	3,950
		40,437
Kansas 0.3%		
Wichita, Via Christi Health, 5.00%, 11/15/16 (1)	2,000	2,066
Wichita, Via Christi Health, 5.00%, 11/15/17 (1)	1,500	1,612
Wichita, Via Christi Health, Series IV-A, 5.00%, 11/15/16 (1)	885	914
Wichita, Via Christi Health, Series IV-A, 5.00%, 11/15/17 (1)	1,000	1,075
		5,667
Kentucky 0.8%		
Kentucky Economic Dev. Fin. Auth., Owensboro Health, Series A 5.25%, 6/1/20	4,350	5,039
Kentucky Economic Dev. Fin. Auth., Owensboro Health, Series A 5.75%, 6/1/25	4,460	5,143
Kentucky Public Transportation Infrastructure Auth. Downtown Crossing, BAN, Series A, 5.00%, 7/1/17	6,380	6,702
		16,884

Louisiana 0.1%		
New Orleans, Sewer, 5.00%, 6/1/17	1,000	1,053
		1,053
Maryland 11.0%		
Anne Arundel County, Consolidated Water & Sewer, GO 4.00%, 4/1/19	840	924
Baltimore City, Consolidated Public Improvement, GO, Series B 5.00%, 10/15/16	2,000	2,059
Baltimore City, Consolidated Public Improvement, GO, Series B 5.00%, 10/15/17	1,000	1,073
Baltimore City, Wastewater, Series E, 5.00%, 7/1/20	2,225	2,591
Baltimore County, COP, 5.00%, 10/1/16	9,425	9,681
Baltimore County, Consolidated Public Improvement, GO 5.00%, 8/1/19	7,090	8,110
Baltimore County, Metropolitan Service Dist., GO, Series B 5.00%, 8/1/19	5,045	5,771
Baltimore County, Water, Series C, 5.00%, 7/1/20	1,095	1,275
Baltimore County, Water, Series C, 5.00%, 7/1/21	1,555	1,854
Frederick, Public Improvement, GO, 5.00%, 9/1/19	4,470	5,114
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/21 (9)	6,690	7,506
Gaithersburg, Asbury Maryland Obligated Group, Series B 5.00%, 1/1/17	1,660	1,711
Maryland, GO, Series B, 4.50%, 8/1/17	4,000	4,229
Maryland, State & Local Fac., GO, 5.00%, 7/15/17	2,670	2,836
Maryland, State & Local Fac., GO, Series A, 5.00%, 3/1/17	5,930	6,203
Maryland, State & Local Fac., GO, Series A, 5.00%, 3/1/19	4,815	5,429
Maryland, State & Local Fac., GO, Series C, 5.00%, 11/1/16	5,700	5,880
Maryland, State & Local Fac., GO, Series C, 5.00%, 11/1/18	7,000	7,805
Maryland DOT, 5.00%, 12/1/17	6,585	7,101
Maryland DOT, 5.00%, 5/1/19	3,100	3,516

Maryland Economic Dev. Corp., Ports America Chesapeake Series A, 5.125%, 6/1/20	1,100	1,202
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.125%, 6/1/20	2,770	3,076
Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/16	2,085	2,110
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/18	800	861
Maryland HHEFA, Anne Arundel Health, 4.00%, 7/1/19	1,645	1,813
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/20	1,000	1,167
Maryland HHEFA, Carroll Hosp., LifeBridge Health, Series A 5.00%, 7/1/25	500	577
Maryland HHEFA, Carroll Hosp., LifeBridge Health, Series A 5.00%, 7/1/27	500	570
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/17	2,125	2,251
Maryland HHEFA, Greater Baltimore Medical Center 5.25%, 7/1/24	400	468
Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/17	1,230	1,300
Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/18 (Prerefunded 7/1/17) (2)	340	360
Maryland HHEFA, LifeBridge Health, 5.00%, 7/1/18	1,970	2,082
Maryland HHEFA, Loyola Univ., Series A, 5.00%, 10/1/17	1,630	1,742
Maryland HHEFA, Loyola Univ., Series A, 5.00%, 10/1/18	1,205	1,333
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/16 (1)	1,225	1,245
Maryland HHEFA, Washington County Hosp. 5.00%, 1/1/19 (Prerefunded 1/1/18) (2)	3,495	3,772
Maryland HHEFA, Washington County Hosp. 5.25%, 1/1/22 (Prerefunded 1/1/18) (2)	2,730	2,959
Maryland HHEFA, Washington County Hosp. 6.00%, 1/1/28 (Prerefunded 1/1/18) (2)	3,700	4,060
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/21	4,040	4,795
Maryland HHEFA, Western Maryland Health, 5.00%, 7/1/23	9,000	10,941

Maryland Stadium Auth., Baseball Stadium, Series B 5.00%, 12/15/16 (5)	5,880	6,092
Maryland Transportation Auth., BWI Airport Parking, Series A 5.00%, 3/1/18	4,185	4,531
Montgomery County, Consolidated Public Improvement, GO Series A, 5.00%, 11/1/18	12,960	14,451
Montgomery County, GO, Series B, 5.00%, 11/1/21	10,000	12,149
Montgomery County, Metrorail Parking, 5.00%, 6/1/17	1,780	1,878
Prince George's County, Consolidated Public Improvement, GO Series B, 5.00%, 7/15/16	6,875	6,999
Prince George's County, Consolidated Public Improvement, GO Series B, 5.00%, 9/15/16	10,610	10,883
Prince George's County, Consolidated Public Improvement, GO Series B, 5.00%, 7/15/19	2,520	2,679
Prince George's County, Equipment Acquisition Program, COP 4.00%, 10/15/16	5,865	6,000
Univ. System of Maryland, Auxiliary Fac. & Tuition, Series D 5.00%, 10/1/18	3,905	4,345
Washington Suburban Sanitation Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/20	3,000	3,388
Washington Suburban Sanitation Dist., Consolidated Public Improvement, GO, 5.00%, 6/1/19	11,000	12,511
Washington Suburban Sanitation Dist., Consolidated Public Improvement, GO, Series 2010A, 4.00%, 6/1/19	6,075	6,714
		231,972
Massachusetts 1.7%		
Massachusetts, GO, Series A, 5.00%, 4/1/18	5,000	5,458
Massachusetts, GO, Series B, 5.00%, 8/1/18	5,000	5,527
Massachusetts, GO, Series F, 5.00%, 11/1/25	10,000	12,334
Massachusetts Dev. Fin. Agency, Berkshire Health, Series G 5.00%, 10/1/17	1,235	1,307
Massachusetts Port Auth., Series B, 4.00%, 7/1/18	500	539
Massachusetts Port Auth., Series B, 4.00%, 7/1/20	1,000	1,126

Massachusetts Port Auth., Series B, 5.00%, 7/1/17	175	185
Massachusetts Port Auth., Series B, 5.00%, 7/1/19	655	745
Massachusetts School Building Auth., Sales Tax, Series A 5.00%, 5/15/17	1,200	1,267
Massachusetts School Building Auth., Sales Tax, Series B 5.00%, 8/15/17	3,000	3,199
Massachusetts School Building Auth., Sales Tax, Series B 5.00%, 8/15/18	4,000	4,427
		36,114
Michigan 0.4%		
Michigan Fin. Auth., Revolving Fund, Clean Water 5.00%, 10/1/18	7,000	7,781
		7,781
Minnesota 2.1%		
Minnesota, GO, Series A, 5.00%, 8/1/18	10,000	11,046
Minnesota, GO, Series D, 5.00%, 8/1/27	7,875	9,956
Minnesota, Series B, 5.00%, 3/1/18	5,300	5,762
Minnesota, Trunk Highway, GO, Series E, 5.00%, 10/1/16	5,600	5,755
Minnesota, Trunk Highway, GO, Series E, 5.00%, 10/1/17	5,600	5,998
Minnesota, Trunk Highway, GO, Series E, 5.00%, 10/1/18	5,600	6,223
		44,740
Mississippi 0.8%		
Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/17	500	519
Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/18	1,720	1,855
Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/19	1,750	1,950
Mississippi Dev. Bank, Harrison County Highway, Series A 5.00%, 1/1/20	1,750	2,006

Mississippi Dev. Bank, Laurel Highway Series B, 4.00%, 1/1/20	1,485	1,646
Mississippi Dev. Bank, Madison County Highway, Series C 5.00%, 1/1/19	1,230	1,371
Mississippi Dev. Bank, Madison County Highway, Series C 5.00%, 1/1/20	1,515	1,736
Mississippi Hosp. Equipment Fac. Auth., Northern Mississippi Health, Series 1, 5.00%, 10/1/17	5,290	5,640
		16,723
Missouri 0.5%		
Missouri HEFA, Washington Univ., Series C VRDN, 0.01%, 9/1/30	4,200	4,200
Missouri Highway & Transportation Commission, Series A 5.00%, 5/1/17	675	711
Missouri Highway & Transportation Commission, Series A 5.00%, 5/1/18	3,375	3,696
Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/18	960	1,051
		9,658
Nevada 0.5%		
Clark County School Dist., GO, Series C, 5.00%, 6/15/17 (3)	2,000	2,114
Nevada, Unemployment Compensation Fund, 5.00%, 6/1/17	6,000	6,343
Reno, Hosp., Renown Regional Medical Center, Series A 5.00%, 6/1/16	1,085	1,095
		9,552
New Jersey 1.9%		
New Jersey Economic Dev. Auth., Cigarette Tax, 5.00%, 6/15/16	5,250	5,305
New Jersey Economic Dev. Auth., School Fac. Construction Series W, 5.00%, 3/1/19 (Prerefunded 3/1/18) (2)	990	1,076
New Jersey Economic Dev. Auth., Unrefunded Balance School Fac. Construction, Series W, 5.00%, 3/1/19 (Prerefunded 3/1/18) (2)	10	11

New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series A, 5.00%, 7/1/18	1,750	1,907
New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series A, 5.00%, 7/1/19	1,450	1,624
New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series A, 5.00%, 7/1/25	5,000	5,822
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/16	1,000	1,015
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/17	1,000	1,056
New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/16	1,060	1,072
New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/17	1,060	1,110
New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/18	1,250	1,348
New Jersey Higher Ed. Student Assistance Auth., Series A 5.25%, 6/1/20	1,900	2,109
New Jersey Transportation Trust Fund Auth., Series B 5.00%, 6/15/16	3,200	3,242
New Jersey Transportation Trust Fund Auth., Series B 5.00%, 6/15/17	2,000	2,096
New Jersey Transportation Trust Fund Auth., Series B-3 5.00%, 12/15/18	1,635	1,771
New Jersey Transportation Trust Fund Auth., Series C 5.50%, 12/15/16 (6)	1,020	1,060
New Jersey Transportation Trust Fund Auth., Series C 5.50%, 12/15/17 (6)	4,000	4,290
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/17	1,050	1,089
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/19	500	557
Tobacco Settlement Fin. Corp., Tobacco Industry, Series 1A 5.00%, 6/1/16	1,900	1,921
		39,481

New York 16.1%

Build NYC Resource Corp., YMCA of Greater New York 5.00%, 8/1/16	800	816
Build NYC Resource Corp., YMCA of Greater New York 5.00%, 8/1/17	650	689
Dormitory Auth. of the State of New York, Culinary Institute of America, 4.00%, 7/1/16	300	303
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/17	300	314
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/18	320	345
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/19	395	436
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/18	4,400	4,815
Dormitory Auth. of the State of New York, NYU Hosp. Center Series A, 5.00%, 7/1/16	1,600	1,625
Dormitory Auth. of the State of New York, Pace Univ., Series A 4.00%, 5/1/18	1,230	1,281
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 3/15/17	20,000	20,966
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 2/15/20	3,550	4,105
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 12/15/20	5,000	5,922
Dormitory Auth. of the State of New York, Sales Tax, Series A 5.00%, 3/15/17	7,500	7,865
Dormitory Auth. of the State of New York, Sales Tax, Series A 5.00%, 3/15/18	2,500	2,729
Long Island Power Auth., Electric, Series A 5.00%, 12/1/19 (Prerefunded 6/1/16) (2)(3)	1,160	1,174
Long Island Power Auth., Electric, Series E, 5.00%, 12/1/17 (4)	1,435	1,485
Long Island Power Auth., Electric, Series E, 5.00%, 12/1/18 (4)	1,045	1,081
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/17	6,955	7,480

Metropolitan Transportation Auth., Series D-2B 0.894%, 11/1/32 (Tender 5/15/18)	3,700	3,693
Metropolitan Transportation Auth., Series E-5 VRDN, 0.01%, 11/15/45	1,400	1,400
Metropolitan Transportation Auth., Series F, 5.00%, 11/15/18	3,355	3,739
Metropolitan Transportation Auth., Series G, 5.00%, 11/15/16	5,710	5,900
Metropolitan Transportation Auth., Series G, 5.00%, 11/15/17	5,000	5,377
Metropolitan Transportation Auth., Series H, 5.00%, 11/15/18	4,800	5,350
Metropolitan Transportation Auth., Series H, 5.00%, 11/15/19	2,310	2,653
Nassau County Local Economic Assistance Corp. South Nassau Communities Hosp., 4.00%, 7/1/16	1,475	1,491
Nassau County Local Economic Assistance Corp. South Nassau Communities Hosp., 5.00%, 7/1/17	660	694
Nassau County Local Economic Assistance Corp. South Nassau Communities Hosp., 5.00%, 7/1/19	3,730	4,165
Nassau County Local Economic Assistance Corp. Winthrop Univ. Hosp., 4.00%, 7/1/17	650	674
Nassau County Local Economic Assistance Corp. Winthrop Univ. Hosp., 5.00%, 7/1/22	1,000	1,177
New York City, GO, Series A, 5.00%, 8/1/17	15,000	15,952
New York City, GO, Series B, 5.00%, 8/1/16	2,200	2,244
New York City, GO, Series B, 5.00%, 8/1/17	2,530	2,691
New York City, GO, Series C, 5.00%, 8/1/16	8,100	8,263
New York City, GO, Series C, 5.00%, 8/1/22 (8)	5,000	6,089
New York City, GO, Series C, 5.00%, 8/1/23 (8)	5,000	6,168
New York City, GO, Series D, 5.00%, 8/1/17	3,000	3,190
New York City, GO, Series D, 5.00%, 8/1/24	10,000	12,315
New York City, GO, Series E, 5.00%, 8/1/16	2,075	2,117
New York City, GO, Series E, 5.00%, 8/1/21	6,000	7,022
New York City, GO, Series G, 5.00%, 8/1/17	1,390	1,478
New York City, GO, Series G, 5.00%, 8/1/21	4,400	5,267
New York City, GO, Series H, 5.00%, 8/1/20	5,575	6,522

New York City, GO, Series H-A, 5.00%, 3/1/17	1,840	1,924
New York City, GO, Series I-1, 5.00%, 8/1/16	12,295	12,542
New York City Municipal Water Fin. Auth., Water & Sewer Series CC, 5.00%, 6/15/19	5,000	5,409
New York City Transitional Fin. Auth., Future Tax, Series A 5.00%, 11/1/18	9,125	10,178
New York City Transitional Fin. Auth., Future Tax, Series B 5.00%, 11/1/18	6,000	6,692
New York City Transitional Fin. Auth., Future Tax, Series B 5.00%, 11/1/19	5,000	5,760
New York City Transitional Fin. Auth., Future Tax, Series C 4.00%, 11/1/17	2,000	2,117
New York City Transitional Fin. Auth., Future Tax, Series C 5.00%, 11/1/18	5,810	6,481
New York City Transitional Fin. Auth., Future Tax, Series F-1 5.00%, 5/1/22	10,000	12,190
New York City Transitional Fin. Auth., Future Tax, Series H 4.00%, 11/1/16	2,590	2,654
New York City Transitional Fin. Auth., Future Tax, Series H 4.00%, 11/1/16 (1)	4,350	4,455
New York State Environmental Fac. Corp., Municipal Water Fin. Auth., Clean Water, 5.50%, 6/15/16	4,885	4,962
New York State Thruway Auth., Series A, 5.00%, 5/1/19	7,000	7,908
New York State Thruway Auth., Series I, 5.00%, 1/1/20	1,445	1,665
New York State Transportation Dev. Corp., Terminal One Group 5.00%, 1/1/23 (5)	1,000	1,197
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/17	25,405	26,632
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/18	5,000	5,449
Port Auth. of New York & New Jersey, Series 186 5.00%, 10/15/22 (5)	6,850	8,264
Port Auth. of New York & New Jersey, Series 193 4.00%, 10/15/17 (5)	8,830	9,306

Sales Tax Asset Receivable Corp. of New York, Series A 5.00%, 10/15/22	3,310	4,104
Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/16	1,160	1,178
Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/20	345	397
Tobacco Settlement Fin. Corp., Series B, 5.00%, 6/1/17	3,500	3,696
Tobacco Settlement Fin. Corp., Series B, 5.00%, 6/1/18	6,300	6,901
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/18	2,500	2,796
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/19	2,000	2,308
Utility Debt Securitization Auth., Series TE, 5.00%, 12/15/18	1,000	1,038
Westchester County Local Dev. Corp., Kendal on Hudson 3.00%, 1/1/17	810	823
		338,088
North Carolina 3.7%		
North Carolina, GO, Series A, 5.00%, 6/1/18	12,500	13,730
North Carolina, GO, Series E, 5.00%, 5/1/18	2,500	2,737
North Carolina Capital Fac. Fin. Agency, High Point Univ. 4.00%, 5/1/16	1,770	1,781
North Carolina Eastern Municipal Power Agency, RAC 6.00%, 1/1/18 (1)(7)	15,055	16,530
North Carolina Eastern Municipal Power Agency, Series A 5.25%, 1/1/20 (Prerefunded 1/1/18) (2)	10,835	11,740
North Carolina Eastern Municipal Power Agency, Series B 5.00%, 1/1/17 (1)	5,000	5,193
North Carolina Eastern Municipal Power Agency, Series B 5.00%, 1/1/26 (Prerefunded 1/1/19) (2)	1,400	1,568
North Carolina Eastern Municipal Power Agency, Series D 5.00%, 1/1/23 (Prerefunded 7/1/22) (2)	10,430	12,637
North Carolina Medical Care Commission, Cape Fear Valley Health, Series A, 4.00%, 10/1/16	2,500	2,552
North Carolina Medical Care Commission, Wake Forest Baptist Series B, 4.00%, 12/1/16	1,250	1,283

North Carolina Medical Care Commission, Wake Forest Baptist Series B, 5.00%, 12/1/18	1,350	1,496
North Carolina Medical Care Commission, Wake Forest Baptist Series B, 5.00%, 12/1/23	2,000	2,422
North Carolina Municipal Power Agency No. 1, Catawba Electric Series A, 5.25%, 1/1/17	1,980	2,059
North Carolina Municipal Power Agency No. 1, Catawba Electric Series A, 5.25%, 1/1/17 (1)	1,110	1,155
North Carolina Municipal Power Agency No. 1, Catawba Electric Series E, 5.00%, 1/1/23	1,500	1,826
		78,709
Ohio 1.3%		
Columbus, GO, Series A, 5.00%, 2/15/19	5,860	6,593
Ohio, Infrastructure, GO, Series B, 5.00%, 9/1/18	6,360	7,049
Ohio Air Quality Dev. Auth., FirstEnergy Solutions, Nuclear, PCR Series A, 5.75%, 6/1/33 (Tender 6/1/16)	1,500	1,516
Ohio Air Quality Dev. Auth., FirstEnergy Solutions, PCR, Series D 2.25%, 8/1/29 (Tender 9/15/16)	8,450	8,465
Ohio Water Dev. Auth., FirstEnergy Solutions, Nuclear, PCR Series B, 2.20%, 6/1/33 (Tender 6/1/16)	4,700	4,709
		28,332
Pennsylvania 1.9%		
Beaver County IDA, FirstEnergy Solutions, Generation, PCR Series A, 2.20%, 1/1/35 (Tender 7/1/16)	3,500	3,509
Butler County Hosp. Auth., Butler Health, 4.00%, 7/1/20	1,000	1,100
Butler County Hosp. Auth., Butler Health, 4.00%, 7/1/21	325	362
Butler County Hosp. Auth., Butler Health, 5.00%, 7/1/22	315	371
Butler County Hosp. Auth., Butler Health, 5.00%, 7/1/23	355	422
Butler County Hosp. Auth., Butler Health, 5.00%, 7/1/24	1,000	1,194
Delaware River Joint Toll Bridge Commission, Series A 3.00%, 7/1/17	250	258

Tennessee 1.1%

Chattanooga Health Ed. Housing Fac. Board, Student Housing CDFI Phase I, 5.00%, 10/1/17	500	531
Chattanooga Health Ed. Housing Fac. Board, Student Housing CDFI Phase I, 5.00%, 10/1/20	500	570
Chattanooga Health Ed. Housing Fac. Board, Student Housing CDFI Phase I, 5.00%, 10/1/22	1,045	1,220
Chattanooga Health Ed. Housing Fac. Board, Student Housing CDFI Phase I, 5.00%, 10/1/23	650	766
Shelby County Health Ed. & Housing Fac. Board, Methodist Le Bonheur Healthcare, Series C, 5.00%, 6/1/16	1,500	1,517
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.00%, 9/1/16	2,000	2,041
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/17	7,565	8,017
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/18	2,950	3,227
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/19	4,155	4,631
Tennessee Energy Acquisition Corp., Goldman Sachs, Series C 5.00%, 2/1/22	1,300	1,497
		24,017

Texas 8.5%

Central Texas Regional Mobility Auth., 5.00%, 1/1/18	250	265
Central Texas Regional Mobility Auth., 5.00%, 1/1/19	750	810
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/17	500	518
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/18	500	536
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/20	400	450
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/21	500	571
Dallas Area Rapid Transit, Sales Tax, Series A, 5.00%, 12/1/20	1,455	1,726
Dallas-Fort Worth Int'l. Airport, Series D, 5.00%, 11/1/16 (5)	1,500	1,544
Dallas-Fort Worth Int'l. Airport, Series F, 5.00%, 11/1/25 (5)	8,000	9,201

Garland Independent School Dist., GO, 5.00%, 2/15/23	11,470	13,583
Harris County Cultural Ed. Fac., Houston Methodist Hosp. Series B, 5.25%, 12/1/16	1,000	1,036
Harris County Cultural Ed. Fac., Texas Children's Hosp. 5.00%, 10/1/28	3,110	3,779
Houston, Airport, Series A, 5.00%, 7/1/16 (5)	3,400	3,453
Houston, Public Improvement, GO, Series A, 5.00%, 3/1/19	2,470	2,775
Lower Colorado River Auth., Series D, 5.00%, 5/15/17	2,350	2,472
Lower Colorado River Auth., Series D, 5.00%, 5/15/20	5,000	5,781
Lower Colorado River Auth., Transmission Services, Series B 5.00%, 5/15/17	5,750	6,056
North Texas Tollway Auth., First Tier, Series A, 5.00%, 1/1/22	1,200	1,435
North Texas Tollway Auth., First Tier, Series A, 5.00%, 1/1/23	2,070	2,515
North Texas Tollway Auth., First Tier, Series B, 5.00%, 1/1/21	350	412
North Texas Tollway Auth., First Tier, Series B, 5.00%, 1/1/22	500	598
Plano Independent School Dist., GO, Series A 5.00%, 2/15/20 (8)	4,450	5,136
Plano Independent School Dist., GO, Series A 5.00%, 2/15/21 (8)	4,450	5,274
Plano Independent School Dist., GO, Series A 5.00%, 2/15/22 (8)	1,775	2,150
Richardson Independent School Dist., Series A 5.00%, 2/15/18	3,085	3,353
Sam Rayburn Municipal Power Agency, 5.00%, 10/1/17	3,250	3,462
San Antonio, GO, 5.00%, 2/1/22	13,500	16,435
San Antonio Electric & Gas, 5.00%, 2/1/20	10,000	11,593
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/16 (1)	95	97
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/16	1,205	1,229
Tarrant County Cultural Ed. Fac. Fin. Corp. Baylor Scott & White Health, 5.00%, 8/15/17 (1)	145	154

Virginia 6.7%

Arlington County, Public Improvement, 5.00%, 8/1/20 (Prerefunded 8/1/16) (2)	995	1,015
Arlington County, Public Improvement, Unrefunded Balance 5.00%, 8/1/20 (Prerefunded 8/1/16) (2)	1,505	1,535
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/18	1,150	1,255
Charles City County Economic Dev. Auth., Waste Management Series A, 3.125%, 2/1/29 (Tender 11/1/16)	2,100	2,138
Chesterfield County, Series B, GO, 5.00%, 1/1/21	2,160	2,574
Fairfax County Economic Dev. Auth., Gov't. Center Properties 5.00%, 5/15/18	2,035	2,229
Fairfax County Economic Dev. Auth., Joint Public UCES Complex 5.00%, 5/15/18	5,150	5,641
Fairfax County Economic Dev. Auth., Laurel Hill Public Fac. Series A, 5.00%, 6/1/17	2,905	3,069
Fairfax County Economic Dev. Auth., Special Project Route 28 Transportation, 4.00%, 4/1/17	2,375	2,466
Fairfax County IDA, Inova Health, Series A, 4.00%, 5/15/18	450	483
Fairfax County IDA, Inova Health, Series A, 5.00%, 5/15/19	200	226
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.00%, 6/15/16	4,790	4,839
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.00%, 6/15/17	1,675	1,743
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/18	1,400	1,534
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/19	1,000	1,130
Hampton Roads Sanitation Dist., Wastewater, Series A 5.00%, 7/1/22	850	1,045
Henrico County Economic Dev. Auth., Bon Secours Health 4.00%, 11/1/16	1,750	1,790
Loudoun County, GO, Series B, 5.00%, 12/1/20	2,250	2,677
Loudoun County IDA, Roads & Public Fac., 5.00%, 12/1/18	2,965	3,310
Norfolk Airport Auth., Series A, 5.00%, 7/1/16	1,570	1,593

Norfolk Water, 5.00%, 11/1/20	1,000	1,183
Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/16	1,500	1,523
Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/18	2,500	2,737
Roanoke IDA, Carilion Clinic, Series B, 5.00%, 7/1/18 (6)	800	876
Virginia College Building Auth., 21st Century College, Series B 5.00%, 2/1/19	1,800	2,021
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/18	2,120	2,348
Virginia College Building Auth., Public Higher Ed. Fin. Program Series A, 5.00%, 9/1/17	1,155	1,234
Virginia College Building Auth., Public Higher Ed. Fin. Program Series B, 5.00%, 9/1/16	2,600	2,663
Virginia College Building Auth., Ed. Fac., Series A 5.00%, 2/1/18	5,000	5,421
Virginia Public Building Auth., Series A, 5.00%, 8/1/22	5,135	6,143
Virginia Public Building Auth., Series C, 5.00%, 8/1/17	2,895	3,083
Virginia Public School Auth., 1997 Resolution, GO, Series B 5.00%, 8/1/18	12,375	13,666
Virginia Public School Auth., 1997 Resolution, GO, Series B 5.00%, 8/1/21	2,800	3,368
Virginia Resources Auth., Clean Water, Series A 5.00%, 10/1/17	1,000	1,071
Virginia Resources Auth., Series A, 5.00%, 11/1/16	1,000	1,032
Virginia Small Business Fin. Auth., Sentara Healthcare 5.00%, 11/1/17	1,630	1,748
Virginia Transportation Board, 5.00%, 5/15/21	7,965	9,534
Virginia Transportation Board, Federal Highway, GAN 5.00%, 9/15/17	4,885	5,224
Virginia Transportation Board, Route 28, 5.00%, 4/1/17	4,455	4,678
Virginia Transportation Board, Route 58, Series B 5.00%, 5/15/17	18,730	19,772
Virginia Transportation Board, Series A, 5.00%, 5/15/17	4,910	5,183

Winchester, Public Improvement, GO, 5.00%, 9/1/17	4,355	4,649
		141,449
Washington 2.9%		
Central Puget Sound Regional Transit, Series P1, 5.00%, 2/1/18	4,000	4,340
Energy Northwest, Series D, 5.00%, 7/1/16	2,500	2,540
Seattle, Light & Power, Series A, 5.00%, 6/1/20 (6)	5,500	6,424
Washington, GO, Series 2016A-1, 5.00%, 8/1/27	4,370	5,407
Washington, GO, Series C, 5.00%, 2/1/22	8,485	10,297
Washington, GO, Series C, 5.00%, 2/1/23	5,865	7,215
Washington, GO, Series R-2011A, 5.00%, 1/1/17	9,945	10,329
Washington, GO, Series R-2014A, 5.00%, 7/1/18	10,000	11,013
Washington, Various Purpose, GO, Series A, 5.00%, 8/1/21	3,450	4,150
		61,715
Wisconsin 2.0%		
Univ. of Wisconsin Hosp. & Clinics Auth., Series A 4.00%, 4/1/16	1,370	1,375
Univ. of Wisconsin Hosp. & Clinics Auth., Series A 5.00%, 4/1/19	1,345	1,515
Wisconsin, GO, Series 2, 5.00%, 5/1/18	27,475	30,082
Wisconsin, GO, Series B, 4.00%, 5/1/17	5,060	5,273
Wisconsin HEFA, Ministry Health Care, Series C 5.00%, 8/15/16	1,000	1,021
Wisconsin HEFA, UnityPoint Health, Series A, 5.00%, 12/1/17	700	752
Wisconsin HEFA, UnityPoint Health, Series A, 5.00%, 12/1/19	950	1,089
Wisconsin HEFA, UnityPoint Health, Series A, 5.00%, 12/1/20	400	469
		41,576
Total Municipal Securities (Cost $2,034,743)		2,083,978

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,034,743)	$ 2,083,978
Interest receivable	23,774
Receivable for investment securities sold	20,224
Cash	4,441
Receivable for shares sold	3,001
Other assets	44
Total assets	2,135,462
Liabilities	
Payable for investment securities purchased	33,317
Payable for shares redeemed	2,165
Investment management fees payable	652
Due to affiliates	25
Other liabilities	708
Total liabilities	36,867
NET ASSETS	**$ 2,098,595**
Net Assets Consist of:	
Undistributed net investment income	$ 165
Accumulated undistributed net realized loss	(702)
Net unrealized gain	49,235
Paid-in capital applicable to 370,140,208 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	2,049,897
NET ASSETS	**$ 2,098,595**
NET ASSET VALUE PER SHARE	
Investor Class	
($2,091,759,664 / 368,932,692 shares outstanding)	**$ 5.67**
Advisor Class	
($6,834,961 / 1,207,516 shares outstanding)	**$ 5.66**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 2/29/16	2/28/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 28,732	$ 30,004
Net realized gain (loss)	(355)	1,943
Change in net unrealized gain / loss	3,883	(8,162)
Increase in net assets from operations	32,260	23,785
Distributions to shareholders		
Net investment income		
Investor Class	(28,650)	(29,898)
Advisor Class	(70)	(81)
Net realized gain		
Investor Class	(148)	(1,112)
Advisor Class	–	(5)
Decrease in net assets from distributions	(28,868)	(31,096)
Capital share transactions*		
Shares sold		
Investor Class	432,657	574,929
Advisor Class	4,183	7,130
Distributions reinvested		
Investor Class	23,021	25,369
Advisor Class	68	83
Shares redeemed		
Investor Class	(486,164)	(455,674)
Advisor Class	(7,839)	(2,950)
Increase (decrease) in net assets from capital share transactions	(34,074)	148,887
Net Assets		
Increase (decrease) during period	(30,682)	141,576
Beginning of period	2,129,277	1,987,701
End of period	**$ 2,098,595**	**$ 2,129,277**
Undistributed net investment income	165	156

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities. The fund has two classes of shares: the Tax-Free Short-Intermediate Fund original share class, referred to in this report as the Investor Class, offered since December 23, 1983, and the Tax-Free Short-Intermediate Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On February 29, 2016, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the year ended February 29, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $355,487,000 and $303,726,000, respectively, for the year ended February 29, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an over-distribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended February 29, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 29, 2016 and February 28, 2015, were characterized for tax purposes as follows:

At February 29, 2016, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2016, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through June 30, 2017. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.85%. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $1,000 of expenses were waived/paid by Price Associates during the year ended February 29, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $2,000 remain subject to repayment by the fund at February 29, 2016.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 29, 2016, expenses incurred pursuant to these service agreements were $81,000 for Price Associates and $233,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of February 29, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 34,412,351 shares of the Investor Class, and 43,783 shares of the Advisor Class, aggregating 9% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $125,780,000 and $97,585,000, respectively, with net realized gain of $0 for the year ended February 29, 2016. Generally, cross trades were executed due to the limited supply of high-quality municipal securities available in the market and the adviser’s decision to continue owning certain investments in funds or accounts advised by Price Associates.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the “Fund”) at February 29, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 20, 2016

Tax Information (Unaudited) for the Tax Year Ended 2/29/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$148,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

●	$28,956,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, BioMed Realty Trust (2013 to 2016); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[184]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1983	present); Director and Advisory Board Member, Deutsche Bank North
[184]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director (2009 to present),
(1951)	and Chairman of the Board (January 2016 to present), First Industrial
2013	Realty Trust, an owner and operator of industrial properties;
[184]	Chairman of the Board (2005 to present) and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[184]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[184]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization (2011
[184]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[184]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[184]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[184]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company; Vice President,
2015	Tax-Free Short-Intermediate Fund
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Free
Short-Intermediate Fund	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Municipal Credit
Research Analyst, Barclays (to 2011)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983)	Vice President, T. Rowe Price
Assistant Vice President

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Vice President, T. Rowe Price
Assistant Vice President

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,554,000 and $2,042,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 20, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 20, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date April 20, 2016